JUST RIGHT PRODUCTS, INC.

FINANCIAL STATEMENTS

December 31, 2017 and 2016

JUST RIGHT PRODUCTS, INC.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Just Right Products, Inc.

Fort Worth, Texas

Report on the Financial Statements

We have audited the accompanying financial statements of Just Right Products, Inc., which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations and stockholders’ equity (deficit), and cash flows for the years then ended and the notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Just Right Products, Inc. as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

LBB & Associates Ltd., LLP

Houston, Texas

August 20, 2018

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JUST RIGHT PRODUCTS, INC.

Balance Sheets

December 31,

	2017	2016
Assets

Current assets
Cash	$45,589	$81,674
Accounts receivable, net	284,071	106,015
Inventory	13,679	47,564
Other receivable - related party	11,333	-
Total current assets	354,672	235,253

Property and equipment, net	117,261	138,463

Total assets	$471,933	$373,716

Liabilities and Stockholder’s Equity

Current liabilities
Capital leases payable – current portion	$47,378	$50,450
Accounts payable	78,551	73,420
Accounts payable – related parties	23,978	-
Accrued expenses	100,787	167,390
Income tax payable	33,500	-
Accrued expenses to related parties	-	-

Total current liabilities	284,194	291,260

Capital leases payable	26,684	74,062

Total liabilities	310,878	365,322

Commitments and contingencies

Stockholder’s equity
Common stock, $0.01 par value, 1,000,000 shares authorized, 510,000 and 510,000 shares issued and outstanding at December 31, 2017 and 2016, respectively	5,100	5,100
Additional paid-in capital	76,800	76,800
Retained earnings (deficit)	79,155	(73,506)
Total stockholder’s equity	161,055	8,394

Total liabilities and stockholder’s equity	$471,933	$373,716

See accompanying notes to financial statements.

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JUST RIGHT PRODUCTS, INC.

Statements of Operations

For the Years Ended December 31,

	2017	2016

Revenue, net	$3,240,005	$2,821,942

Operating expenses
Direct costs of revenue	2,117,485	2,066,459
General and administrative	754,181	564,108
Marketing and selling	176,075	159,678

Operating income	192,264	31,697

Other income (expense)
Interest expense	(6,103)	(772)

Net income before income taxes	186,161	30,925

Provision for income taxes	33,500	-

Net income	$152,661	$30,925

Net income per share - basic and diluted	$0.30	$0.06

Weighted average number of shares outstanding - basic and diluted	510,000	510,000

See accompanying notes to financial statements.

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JUST RIGHT PRODUCTS, INC.

Statement of Stockholder’s Equity (Deficit)

December 31, 2017

				Retained
			Additional	Earnings /
	Common Stock		Paid In	(Accumulated
	Shares	Amount	Capital	Deficit)	Total

Balance at December 31, 2015	510,000	$5,100	$76,800	$(104,431)	$(22,531)

Net income	-	-	-	30,925	30,925

Balance at December 31, 2016	510,000	5,100	76,800	(73,506)	8,394

Net income	-	-	-	152,661	152,661

Balance at December 31, 2017	510,000	$5,100	$76,800	$79,155	$161,055

See accompanying notes to financial statements.

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JUST RIGHT PRODUCTS, INC.

Statements of Cash Flows

For the Years Ended December 31,

	2017	2016
Cash flows from operating activities:
Net income	$152,661	$30,925
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	36,532	49,556
Bad debts	10,358	30,161
Changes in operating assets and liabilities:
Accounts receivable	(188,414)	(24,667)
Inventory	33,885	(45,000)
Other receivable from related party	(11,333)	-
Accounts payable	5,131	43,602
Accounts payable to related parties	23,978	-
Accrued expenses	(66,603)	3,795
Federal income tax payable	33,500	-
Net cash provided by operating activities	29,695	88,372

Cash flows from investing activities
Fixed assets acquired	(15,330)	-
Net cash used in investing activities	(15,330)	-

Cash flows from financing activities
Payments on capital lease payables	(50,450)	(39,237)
Net cash used in investing activities	(50,450)	(39,237)

Net increase (decrease) in cash	(36,085)	49,135

Cash at beginning of period	81,674	32,539

Cash at end of period	$45,589	$81,674

Supplemental disclosure of cash flow information:

Cash paid for interest	$6,103	$772

Cash paid for taxes	$-	$-

Supplemental disclosure of non-cash transactions:
Capital leases	$-	$163,749

See accompanying notes to financial statements.

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Just Right Products, Inc.

Notes to Financial Statements

December 31, 2017

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

Just Right Products, Inc. (the “Company,” “we,” “us,” “our,” or “JRP”) was incorporated in the State of Texas on January 17, 2010. The Company is focused on being an added value reseller with concentration in embroidery, screen printing, importing and uniforms for businesses, schools and individuals in the State of Texas.

Basis of Presentation

The Company prepares its financial statements in conformity with generally accepted accounting principles in the United States of America.

Use of Estimates

The preparation of the Consolidated Financial Statements in accordance with GAAP requires management to make use of certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenue and expenses during the reported periods. The Company bases its estimates on historical experience and on various other assumptions that management believes are reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates. Significant estimates are related to allowance for doubtful accounts and deferred tax valuations.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and typically do not bear interest. The Company provides allowances for doubtful accounts related to accounts receivable for estimated losses resulting from the inability of its customers to make required payments. The Company takes into consideration the overall quality of the receivable portfolio along with specifically-identified customer risks. As of December 31, 2017 and 2016, $- and $- was reserved as an allowance for doubtful accounts, respectively.

The Company had 1 customer who made up 46% of accounts receivable as of December 31, 2017. There were no customers who made up 10% of accounts receivable as of December 31, 2016.

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Inventory

Inventory is valued at the lower of cost or net realizable value. Cost is determined using a weighted-average cost method. The Company decreases the value of inventory for estimated obsolescence equal to the difference between the cost of inventory and the estimated market value, based upon an aging analysis of the inventory on hand, specifically known inventory-related risks, and assumptions about future demand and market conditions. The Company has no reserve as of December 31, 2017 and 2016.

One vendor accounted for approximately 36% and 34% of inventory purchases in fiscal year ended December 31, 2017 and 2016, respectively. This same vendor made up 64% and 88% of our accounts payable and accrued expenses as of December 31, 2017 and 2016, respectively.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. The Company calculates depreciation expense using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of their useful lives or the remaining lease term. Expenditures for major renewals and improvements that extend the useful life of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. The estimated useful lives of property and equipment are as follows:

Classification	Estimated Useful Lives
Equipment	5 to 7 years
Leasehold improvements	Shorter of useful life or lease term
Furniture and fixtures	4 to 7 years
Websites	3 years

Revenue Recognition

The Company recognizes revenue for our services in accordance with ASC 605-10, “Revenue Recognition in Financial Statements.” Under these guidelines, revenue is recognized on transactions when all of the following exist: persuasive evidence of an arrangement did exist, delivery of service has occurred, the sales price to the buyer is fixed or determinable and collectability is reasonably assured. The

Company’s shipping terms typically specify F.O.B. origination, at which time title and risk of loss have passed to the customer. The Company records freight billed to its customers as revenue and the related freight costs as a cost of sales. The Company has four primary revenue streams as follows:

●	Embroidery / screen printing
●	Academic store
●	Other promotional products
●	Boots

Sales Taxes

Various states impose sales tax on the Company’s sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the state. The Company’s accounting policy is to exclude the tax collected and remitted to the State from revenue and cost of revenues.

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Leases

All leases are reviewed for capital or operating classification at their inception under the guidance of Accounting Standards Codification Topic 840, “Leases” (“ASC 840”). We use our incremental borrowing rate in the assessment of lease classification, and define initial lease term to include the construction build-out period, but to exclude lease extension period(s). The Company conducts operations primarily under operating leases. For leases that contain rent escalations, the company records the total rent payable during the lease term, as defined above, on a straight-line basis over the term of the lease and record the difference between the rents paid and the straight-line rent as a deferred rent liability.

Advertising and Marketing

Advertising and marketing is expensed as incurred and is included in selling, general and administrative expenses on the accompanying statement of operations. For the years ended December 31, 2017 and 2016 advertising expense was $176,074 and $159,678, respectively.

Income Taxes

The Company computes income taxes based upon the rates prevailing at year end. The Company provides deferred income taxes for the expected future tax consequences of temporary differences between the tax bases and financial reporting bases of assets and liabilities. In addition, valuation allowances are provided when necessary to reduce deferred income tax assets to the amount expected to be realized. The Company assesses the need for a valuation allowance based on a more-likely-than-not realization threshold criterion. Consideration is given to all positive and negative evidence related to the realization of the deferred tax assets. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carry-forward periods, experience with operating loss carryforwards expiring, and tax planning alternatives. Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance.

In accordance with GAAP, the Company is required to determine whether a tax position is more-likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals, based upon the technical merits of the position. The Company believes there are no uncertain positions that would require a provision being accrued as of December 31, 2017 or 2016. The Company’s policy is to recognize interest and penalties, if any, related to any underpayment of taxes and penalties in interest expense and operating expenses, respectively. The tax periods open to examination by the major taxing jurisdictions to which the Company is subject are three for federal income taxes and four years for state income taxes.

The Company files a federal income tax return and tax returns in Texas. The Company is not under examination by any of the taxing jurisdictions.

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Impairment of Long-Lived Assets

The Company accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets.” This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash, accounts payable, accrued expenses, and short-term loans the carrying amounts approximate fair value due to their short maturities.

We follow accounting guidance for financial and non-financial assets and liabilities. This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements. This guidance does not apply to measurements related to share-based payments. This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

The Company adopted the provisions of FASB ASC 820 (the “Fair Value Topic”) which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements.

The Company had no assets or liabilities measured at fair value on a recurring basis at December 31, 2017 and 2016.

Net Earnings (Loss) Per Share

In accordance with ASC 260-10, “Earnings Per Share,” basic net earnings (loss) per common share is computed by dividing the net earnings (loss) for the period by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed using the weighted average number of common and dilutive common stock equivalent shares outstanding during the period. There are no dilutive common stock equivalent shares as of December 31, 2017 and 2016.

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Segment Information

In accordance with the provisions of ASC 280-10, “Disclosures about Segments of an Enterprise and Related Information”, the Company is required to report financial and descriptive information about its reportable operating segments. The Company does not have any operating segments as of December 31, 2017 and 2016.

Effect of Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09 (“ASU No. 2014-09”), which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in GAAP when it becomes effective. The new standard is effective for annual reporting periods beginning after December 15, 2017. Early application is not permitted. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method, nor has it determined the effect of the standard on its ongoing financial reporting.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued an ASU on lease accounting. The ASU requires the lease rights and obligations arising from lease contracts, including existing and new arrangements, to be recognized as assets and liabilities on the balance sheet. The ASU is effective for reporting periods beginning after December 15, 2018 with early adoption permitted. While the Company is still evaluating the ASU, the Company expects the adoption of the ASU to have a material effect on the Company’s financial condition due to the recognition of the lease rights and obligations as assets and liabilities. The Company does not expect the ASU to have a material effect on the Company’s results of operations, and the ASU will have no effect on cash flows.

The Company has evaluated all other recent accounting pronouncements and believes that none of them will have a significant effect on the Company’s financial statement.

NOTE 2 - Property and Equipment, net

The Company’s property and equipment at December 31, 2017 and 2016 consisted of the following:

	2017	2016
Equipment	$244,649	$244,649
Furniture and fixtures	15,330	-
Total property and equipment	259,979	244,649
Less: accumulated depreciation on property and equipment	(142,718)	(106,186)
Total property and equipment, net	$117,261	$138,463

The Company recorded depreciation expense related to its tangible property and equipment in the amount of $36,532 and $49,556 for the years ended December 31, 2017 and 2016, respectively.

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NOTE 3 – COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of July 31, 2018, there were no pending or threatened lawsuits.

Operating Lease Commitment

We lease approximately 18,000 square feet of space in Haltom City, Texas, pursuant to a lease that will expire on June 1, 2020. This facility serves as our corporate headquarters, manufacturing facility and showroom. The lease is with M & M Real Estate, Inc. (“M & M”), a company owned solely by Marc Johnson, the sole officer and director of the Company (see Note 4). Additionally, the Company has approximately 6,000 square feet of space in Arlington, Texas which serves as an academic showroom, pursuant to a lease that will expire on June 1, 2020.

Future minimum lease payments under these leases are as follows:

	Related	Non-related
2018	$78,000	$66,115
2019	78,000	69,096
2020	-	34,548

Total	$156,000	$169,759

Rent expense for the years ended December 31, 2017 and 2016 was $160,890 and $65,302, respectively. Rent expense included $85,250 and $65,302 for the related party for the years ended December 31, 2017 and 2016, respectively.

Capital Leases

The Company leases equipment under leases classified as capital leases.

The following is a schedule showing the future minimum lease payments under capital leases by years and the present value of the minimum lease payments and of December 31, 2017. The interest rates related to the lease obligations are minimal and the leases mature through November 2019.

Future minimum lease payments under these capital leases are as follows:

Non-related
2018	$47,378
2019	26,684
Total	74,062
Less amount representing interest	-
Present value of minimum lease payments	$74,062

Franchise Agreement

The Company has a franchise agreement effective February 19, 2014 expiring in February 2024, with a right to renew for an additional 5 years to operate stores and websites in the Company’s exclusive territory. The Company is obligated to pay 5% of gross revenue for use of systems and manuals.

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During the years ended December 31, 2017 and 2016, the Company paid $62,030 and $42,896 for the franchise agreement.

Uniform Supply Agreement

The Company has an agreement to be the exclusive provider of school uniforms and logos for a charter school. The Company is obligated to provide a 3% donation to the charter school for each school year. The agreement is for each school year ending through May 31, 2019.

During the years ended December 31, 2017 and 2016, the Company paid $29,286 and $18,765 for the supply agreement.

NOTE 4 – RELATED PARTIES

The sole director and officer of the Company has receivables due from him of $11,333 and $- as of December 31, 2017 and 2016, respectively.

The sole director and officer is the owner of M & M (see Note 3) which leases the Haltom City, Texas facility to the Company. The monthly lease payment is currently $6,500. The Company incurred rent expense of $82,250 and $65,302, respectively, to M & M.

The Company has accounts payable to M&M of $23,978 and $0 as of December 31, 2017 and 2016, respectively.

NOTE 5 – STOCKHOLDER’S EQUITY

Common Stock

The Company was authorized to issue up to 1,000,000 shares of common stock, par value $0.01 per share. Each outstanding share of common stock entitles the holder to one vote per share on all matters submitted to a stockholder vote. All shares of common stock are non-assessable and non-cumulative, with no pre-emptive rights.

On January 17, 2010, the Company issued 510,000 shares of common stock to our sole shareholder.

NOTE 6 – REVENUE CLASSES

Selected financial information for the Company’s operating revenue classes as of December 31, 2017 and 2016, are as follows:

	For the years ended
Revenues:	December 31,
	2017	2016
Embroidery / screen printing	$1,674,206	$1,557,996
Academic store	1,061,392	880,948
Boots	-	113,901
Other promotional products	504,407	269,097
Total	$3,204,005	$2,821,942

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	For the years ended
Direct costs of revenue:	December 31,
	2017	2016
Purchase	$1,497,160	$1,575,050
Labor	531,593	390,761
Other promotional products	88,732	119,979
Total	$2,117,485	$2,085,790

The Company’s four revenue classes are embroidery / screen printing, academic store, boots, and other promotional products.

NOTE 7 – INCOME TAX

As of December 31, 2017, and 2016, the Company has net operating loss carry forwards of $- and $91,000, respectively. The carry forwards expire through the year 2037. The Company’s net operating loss carry forwards may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in Section 382 of the Internal Revenue Code.

The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes (computed by applying the United States Federal tax rate of 34% to loss before taxes), as follows:

	For the Years Ended
	December 31,
	2017	2016

Tax expense (benefit) at the statutory rate	$78,000	$4,000
State income taxes, net of federal income tax benefit	-	-
Utilization of net operating loss	(44,500)	(4,000)

Total	$33,500	$–

The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as deferred tax assets and liabilities.

The tax years 2014 through 2017 remain open to examination by federal agencies and other jurisdictions in which it operates.

The Company has no deferred income taxes or liabilities at December 31, 2017. The Company has a deferred tax asset as of December 31, 2016  for its net operating loss carryforwards of approximately $91,000 which would have a 100% valuation allowance.

On December 22, 2017, the U.S. enacted comprehensive tax legislation with the Tax Act, making broad and complex changes to U.S. tax law, including lowering the U.S. corporate income tax rate to 21%, transitioning to a modified territorial system, and providing for current expensing of certain qualifying capital expenditures. The Company had no impact as a result of enactment of the Tax Act.

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The lower corporate income tax rate of 21% is effective January 1, 2018, resulting in a U.S. statutory federal tax rate of approximately 34% for fiscal 2017, and 21% for subsequent fiscal years, which provided no benefit to our fiscal 2017 tax provision.

The reduction of the U.S. corporate tax rate requires a remeasurement of our U.S. deferred tax assets and liabilities to the lower federal base rate of 21%. This had no impact for fiscal 2017.

NOTE 8 – CONCENTRATIONS

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist principally of temporary cash investments.

The Company places its temporary cash investments with financial institutions insured by the FDIC. No amounts exceeded federally insured limits as of December 31, 2017. There have been no losses in these accounts through December 31, 2017.

Concentration of Revenue

In 2017, the Company had 1 customer that made up 14% or more of its revenue. In 2016, no customers were more than 10% of revenue.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued and filed with the Securities and Exchange Commission. The Company has determined that there are no other such events that warrant disclosure or recognition in the financial statements, except as stated herein.

On April 19, 2018, ADM Endeavors, Inc. (“ADM”) entered into an Agreement for Share Exchange (the “Agreement for Share Exchange”) to acquire Just Right Products, Inc. (“JRP”), a Texas corporation. Pursuant to the Agreement for Share Exchange, the ADM acquired 100% of the capital stock of JRP from its sole shareholder in exchange for the issuance of 2,000,000 shares of restricted Series A preferred stock (the “Acquisition Shares”). Each share of the Series A preferred stock is convertible into ten (10) shares of common stock and each share has one hundred (100) votes on a fully diluted basis. The Acquisition Shares represents 60.8% of voting shares, thus there is a change of voting control and the transaction will be accounted for as a reverse acquisition.

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